                             POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott
C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496;
811-08470

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097, 333-176216,
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449, 333-171096,
333-175691, 333-176213, 333-181616; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                         TITLE
---------                                                         -----
/s/ Dennis R. Glass                                               President and Director
--------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                                           Executive Vice President; Chief Administration Officer and
--------------------------------                                  Director
Charles C. Cornelio

/s/ C. Phillip Elam II                                            Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                                             Executive Vice President; Chief Financial Officer and Director
--------------------------------
Randal J. Freitag

/s/ George W. Henderson, III                                      Director
--------------------------------
George W. Henderson, III

/s/ Mark E. Konen                                                 Executive Vice President and Director
--------------------------------
Mark E. Konen

/s/ M. Leanne Lachman                                             Director
--------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia                                            Director
--------------------------------
Louis G. Marcoccia

/s/ Pitrick S. Pittard                                            Director
--------------------------------
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
--------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
--------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
--------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
--------------------------------
Daniel P. Herr

/s/ Donald E. Keller
--------------------------------
Donald E. Keller

/s/ Brian A. Kroll
--------------------------------
Brian A. Kroll

/s/ John L. Reizian
--------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
--------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
--------------------------------
Stephen R. Turer

/s/ John D. Weber
--------------------------------
John D. Weber



August 2012